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                                                                    EXHIBIT 24.2


                                POWER OF ATTORNEY

PepsiCo, Inc. ("PepsiCo") and each of the undersigned, an officer or director, or both, of PepsiCo, do hereby appoint David R. Andrews, Robert E. Cox and Thomas H. Tamoney, Jr. and each of them severally, its, his or her true and lawful attorney-in-fact to execute on behalf of PepsiCo and the undersigned the following documents and any and all amendments thereto (including post-effective amendments):

         Form S-4 Registration Statement required to be filed by PepsiCo relating to PepsiCo's guarantee of notes issued by Bottling Group, LLC to finance the acquisition of Pepsi-Gemex S.A. de C.V.

and to file the same, with all exhibits thereto and other documents in connection therewith, and each of such attorneys shall have the power to act hereunder with or without the other.

IN WITNESS WHEREOF, the undersigned has executed this instrument on December 20, 2002.

                                                   PepsiCo, Inc.


                                              By:  /s/ Steven S Reinemund
                                                   -------------------------
                                                   Steven S Reinemund
                                                   Chairman of the Board and
                                                   Chief Executive Officer

/s/ Steven S Reinemund                             /s/ Arthur C. Martinez
-------------------------                          -------------------------
Steven S Reinemund                                 Arthur C. Martinez
Chairman of the Board and                          Director
Chief Executive Officer

/s/ Indra K. Nooyi                                 /s/ Robert S. Morrison
-------------------------                          -------------------------
Indra K. Nooyi                                     Robert S. Morrison
Director, President,                               Vice Chairman of the Board
and Chief Financial Officer

/s/ Peter A. Bridgman                              /s/ Franklin D. Raines
-------------------------                          -------------------------
Peter A. Bridgman                                  Franklin D. Raines
Senior Vice President and Controller               Director
(Chief Accounting Officer)

/s/ Peter F Akers                                  /s/ Sharon Percy Rockefeller
-------------------------                          -------------------------
John F. Akers                                      Sharon Percy Rockefeller
Director                                           Director
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/s/ Robert E. Allen                                /s/ Franklin A. Thomas
-------------------------                          -------------------------
Robert E. Allen                                    Franklin A. Thomas
Director                                           Director

/s/ Roger A. Enrico                                /s/ Cynthia M. Trudell
-------------------------                          -------------------------
Roger A. Enrico                                    Cynthia M. Trudell
Director                                           Director

/s/ Peter Foy                                      /s/ Solomon D. Trujillo
-------------------------                          -------------------------
Peter Foy                                          Solomon D. Trujillo
Director                                           Director

/s/ Ray L. Hunt                                    /s/ Daniel Vasella
-------------------------                          -------------------------
Ray L. Hunt                                        Daniel Vasella
Director                                           Director


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